UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 11, 2021

MJ BIOTECH, INC

(Exact name of registrant as specified in its charter)

Wyoming	000-54616	45-2282672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                              109 East 17th Street, Suite 80

Cheyenne, Wyoming 82001

(Address of principal executive offices, including zip code)

(561) 523-3830

(Registrant’ s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 30, 2020, the Company entered into an agreement to be a supplier of COVID-19 IgG/IgM Rapid Test Cassette to the distributor, Invest Africa Global, LLC, effective January 1, 2021, for territory of Congo Brazzaville and Democratic Republic of Congo.  The Distributor will receive a 3% commission on gross sales.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.01Marketing Sales Distribution Letter, dated December 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ BIOTECH, INC

Dated January 11, 2021	By:	/s/ Maxine Pierson
Maxine Pierson
Chief Executive Officer

Exhibit 99.01

MARKETING SALES DISTRIBUTION AGREEMENT

This Agreement is made on the date last signed below by and between, MJ Biotech, Inc, a Wyoming Corporation, located at 109 East 17th Street, Suite 80, Cheyenne, WY. 82001, USA, Supplier, and Invest Africa Global, LLC located at 401 South County Road, #2753, Palm Beach, Florida 33480, a Wyoming LLC, Distributor.

In consideration of the mutual promises and other good and valuable consideration as set forth in this Agreement and otherwise, the parties do hereby agree to the following:

 TERMS AND CONDITIONS

1. SERVICES

Supplier (Company) hereby retains, and Distributor hereby agrees, during the duration of this Agreement, to be available to provide marketing and sales of the Company’s Covid-19 IgG/IgM Rapid Test Cassette in the Territories listed on Exhibit A and Distributor is bound to Market and Sell the Covid-19 Test from Company.

Supplier (Company) hereby retains Distributor as a Marketing and sales Agent to provide the services (“Services”) detailed in Exhibit A, attached hereto, and incorporated herein by reference. Exhibit A may be amended from time to time upon the mutual written agreement signed by the parties hereto during the term of this Agreement. Any such Exhibit A shall be a part of the Agreement and is hereby incorporated by reference. This Agreement shall apply to any and all work product provided to Company by Distributor and paid for by Company. Company is obligated to use the Distributor’s Services solely, exclusively, and for the period and purpose of this Agreement in the countries noted in Exhibit A. Distributor agrees that all Services shall be performed in an acceptable and workmanlike manner, and in accordance with all applicable federal, state, local, provincial, or municipal laws and regulations.

2. TERM

The term of this agreement shall be 5 years commencing on January 1, 2021 and is not subject to earlier termination or cancellation.

3. INDEPENDENT CONTRACTOR

Distributor acknowledges that Distributor is an independent contractor to Company and not an employee, agent, partner, or joint venture by or with Company, whether under the terms of this Agreement or otherwise.

4. COMPENSATION

Supplier will compensate Distributor 3% of the of the gross order.

5. COMPLIANCE WITH LAWS

Distributor shall be solely responsible for compliance with all federal, state, and municipal laws, in any jurisdiction Distributor operates in, regulations and ordinances, and for obtaining all necessary permits and licenses in connection with the performance of Distribution for Company pursuant to this Agreement.

6. ASSIGNMENT

Neither party may assign this Agreement without other parties’ prior written consent.

7.  AUTHORITY

Both parties represent that they have the right and authority to enter into this Agreement.

8. OTHER

(a)  Governing Law: This agreement shall be governed by the laws of the State of Florida without regard to the principles of conflicts of laws.  Both parties agree to settle all claims, by Arbitration, in accordance with the rules of the American Arbitration Association.

(b) Amendment: This Agreement may not be amended or modified in any way except in a writing signed by both Distributor and Company.

(c)Enforceability: The provisions of this Agreement shall be enforceable notwithstanding the existence of any claim or cause of action of the Consultant against the Company, or vice versa, whether predicated on this Agreement or otherwise.

(d) Validity: In the event that any provision of this Agreement is found to be illegal or unenforceable, in whole or in part, the remaining provisions (or parts of provisions) shall be valid and enforceable in accordance with their terms.

(e) Notice: Any notice to be given under this Agreement shall be sufficient if it is in writing and is sent by certified or registered mail to the Distributor at the Distributors’ address that appears on the books and records of the Company, or to the Company at its principal office, attention of the Chief Executive Officer, or otherwise as directed by the Company, from time to time.

(f) Counterparts: This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile transmission.

(g) Acknowledgement: Each Party acknowledges that they have the right to consult an attorney of their own choice in the negotiation of this agreement and have been given adequate opportunity to have their attorney review the agreement before the execution of the agreement. In addition, Each Party acknowledges they have read and understood all the terms and provisions of this agreement. This agreement shall not be construed against any party by reason of the drafting or preparation hereof.

(h) Entire Agreement: This Agreement shall constitute the entire agreement and understanding of Consultant and Company with respect to all subject matters relating in any way to services of Consultant to Company and shall specifically supersede any and all other previous agreements, verbal or otherwise, between the parties relating in any way to past, present or future services of Consultant to Company. Agreed to by the parties on the date indicated below.

Supplier: MJ Biotech, Inc

/s/ Maxine Pierson   Date: 12- 30-2020

Maxine Pierson

Title: President

Distributor: Invest Africa Global, LLC

/s/ Tom Ross  Date: 12- 30-2020

Printed Name: Thomas Ross

Title:  President

Exhibit A

Sales Specifications

DESCRIPTION OF Marketing and Distribution

Product:

Covid-19 IgG/IgM Rapid Test Cassette is Marketed and Sold by the distributor.

Additional products may be introduced by mutual agreement.

Pricing:

The following price is subject to negotiation.

Price per unit $------- minimum order quantity 1,000 units.

Price per unit $------- up to order quantity 1,001 to 1,500 units.

Price per unit $------ up to order quantity 1,501 to 5,000 units.

Price per unit to be negotiated based upon order quantity of 5,001 plus.

Territories:

Congo Brazzaville

Democratic Republic of Congo.

Sample kits: